UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2007

LYONDELL CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10145 (Commission File Number)	95-4160558 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 652-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The description set forth below is qualified in its entirety by the full text of the respective document to which it refers, which document is filed herewith.

Item 1.01                      Entry Into a Material Definitive Agreement

Lyondell Chemical Company (“Lyondell”) and Computershare Trust Company, N.A. (the “Rights Agent”) have entered into an amendment, dated as of July 16, 2007, (the “Amendment”) to the Rights Agreement dated December 8, 1995, as amended (the “Rights Agreement”), in connection with the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 16, 2007, among Lyondell, Basell AF, a Luxembourg company (“Basell”) and BIL Acquisition Holdings Limited, a Delaware corporation and a wholly-owned subsidiary of Basell (“Merger Sub”). The Amendment provides that none of (i) the announcement of the merger, (ii) the execution and delivery of the Merger Agreement, (iii) the conversion of shares of Common Stock into the right to receive the Merger Consideration (as defined in the Merger Agreement) or (iv) the consummation of the merger or any other transaction contemplated by the Merger Agreement will cause (1) any of Basell, Merger Sub, or any of their respective Subsidiaries, Affiliates or Associates to become an Acquiring Person, or (2) the occurrence of a Flip-In Event, a Flip-Over Event, a Distribution Date or a Stock Acquisition Date under the Rights Agreement. The Amendment is incorporated herein by reference.

Additional Information and Where to Find It
In connection with the solicitation of proxies by Lyondell with respect to the meeting of its stockholders to be called with respect to the proposed merger, Lyondell will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Lyondell Chemical Company, Investor Relations, 1221 McKinney Street, Suite 700, Houston, Texas 77010, or from Lyondell’s website at www.lyondell.com.

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in Lyondell’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and in the proxy statement relating to the merger and other relevant materials to be filed with the SEC when they become available.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

4.4           Amendment to Rights Agreement dated July 16, 2007 (filed as Exhibit 4.6 to Lyondell’s Registration Statement on Form 8-A/A filed July 19, 2007 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:/s/ Kerry A. Galvin
Name:     Kerry A. Galvin
Title:       Senior Vice President and
General Counsel

Date:  July 19, 2007

INDEX TO EXHIBITS

Exhibit
Number                                Description

4.4	Amendment to Rights Agreement dated July 16, 2007 (filed as Exhibit 4.6 to Lyondell’s Registration Statement on Form 8-A/A filed July 19, 2007 and incorporated herein by reference)